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EXHIBIT 23.01

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements and Post Effective Amendments:

(1)	Registration Statement (Form S-3 No. 033-53651) of Lehman Brothers Holdings Inc.,
(2)	Registration Statement (Form S-3 No. 033-56615) of Lehman Brothers Holdings Inc.,
(3)	Registration Statement (Form S-3 No. 033-58548) of Lehman Brothers Holdings Inc.,
(4)	Registration Statement (Form S-3 No. 033-62085) of Lehman Brothers Holdings Inc.,
(5)	Registration Statement (Form S-3 No. 033-65674) of Lehman Brothers Holdings Inc.,
(6)	Registration Statement (Form S-3 No. 333-14791) of Lehman Brothers Holdings Inc.,
(7)	Registration Statement (Form S-3 No. 333-30901) of Lehman Brothers Holdings Inc.,
(8)	Registration Statement (Form S-3 No. 333-38227) of Lehman Brothers Holdings Inc.,
(9)	Registration Statement (Form S-3 No. 333-44771) of Lehman Brothers Holdings Inc.,
(10)	Registration Statement (Form S-3 No. 333-50197) of Lehman Brothers Holdings Inc.,
(11)	Registration Statement (Form S-3 No. 333-60474) of Lehman Brothers Holdings Inc.,
(12)	Registration Statement (Form S-3 No. 333-61878) of Lehman Brothers Holdings Inc.,
(13)	Registration Statement (Form S-3 No. 033-64899) of Lehman Brothers Holdings Inc.,
(14)	Registration Statement (Form S-3 No. 333-75723) of Lehman Brothers Holdings Inc.,
(15)	Registration Statement (Form S-3 No. 333-76339) of Lehman Brothers Holdings Inc.,
(16)	Registration Statement (Form S-3 No. 333-108711-01) of Lehman Brothers Holdings Inc.,
(17)	Registration Statement (Form S-3 No. 333-121067) of Lehman Brothers Holdings Inc.,
(18)	Registration Statement (Form S-3 No. 333-51913) of Lehman Brothers Inc.,
(19)	Registration Statement (Form S-3 No. 333-08319) of Lehman Brothers Inc.,
(20)	Registration Statement (Form S-3 No. 333-63613) of Lehman Brothers Inc.,
(21)	Registration Statement (Form S-3 No. 033-28381) of Lehman Brothers Inc.,
(22)	Registration Statement (Form S-3 No. 002-95523) of Lehman Brothers Inc.,
(23)	Registration Statement (Form S-3 No. 002-83903) of Lehman Brothers Inc.,
(24)	Registration Statement (Form S-4 No. 333-129195) of Lehman Brothers Inc.,
(25)	Registration Statement (Form S-8 No. 033-53923) of Lehman Brothers Holdings Inc.,
(26)	Registration Statement (Form S-8 No. 333-07875) of Lehman Brothers Holdings Inc.,
(27)	Registration Statement (Form S-8 No. 333-57239) of Lehman Brothers Holdings Inc.,
(28)	Registration Statement (Form S-8 No. 333-59184) of Lehman Brothers Holdings Inc.,
(29)	Registration Statement (Form S-8 No. 333-68247) of Lehman Brothers Holdings Inc.,
(30)	Registration Statement (Form S-8 No. 333-110179) of Lehman Brothers Holdings Inc.,
(31)	Registration Statement (Form S-8 No. 333-110180) of Lehman Brothers Holdings Inc.,
(32)	Registration Statement (Form S-8 No. 333-121193) of Lehman Brothers Holdings Inc.,
(33)	Registration Statement (Form S-8 No. 333-130161) of Lehman Brothers Holdings Inc.;

and in the related Prospectuses, of our reports dated February 13, 2006, with respect to the consolidated financial statements and schedule of Lehman Brothers Holdings Inc., Lehman Brothers Holdings Inc. management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Lehman Brothers Holdings Inc., included in this Form 10-K for the year ended November 30, 2005.

/s/ Ernst & Young LLP
New York, New York
February 13, 2006

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  EXHIBIT 23.01